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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               February 24, 2005



                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                  000-32325                   73-1534474
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                One Benham Place
         9400 North Broadway, Suite 600
                Oklahoma City, OK                                 73114
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:          (405) 600-0711



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         (Former name or former address, if changed since last report.)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On March 2, 2005, GMX RESOURCES INC ("GMX") and Penn Virginia Oil & Gas L.P. successor to Penn Virginia Oil & Gas Corporation, ("PVOG") entered into an amendment to their participation agreement relating to their East Texas joint development, which permits PVOG to use two rigs, rather than one as previously provided, and permits GMX to use the second rig for its own account in Phase III for drilling wells on a one for one basis with PVOG's use of the second rig. GMX's use of the second rig is to be on terms no less favorable than those available to PVOG. Either PVOG or GMX may accumulate the right to use the second rig for up to three wells. GMX is responsible for bearing its share of the costs of all wells drilled by PVOG with both rigs. The multiple rig provisions may be terminted at any time by GMX or PVOG with 60 days notice, subject to the terms of any drilling contract for the second rig.

            As of March 2, 2005, the parties had not yet located a second rig but PVOG was actively seeking one and is optimistic about locating and contracting for a suitable rig within the near future.



ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On February 24, 2005, GMX issued a press release announcing the results of operations for the fourth quarter and year ending December 31, 2004. A copy of the release is filed as an Exhibit to this report and shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            The following Exhibits are filed as a part of this report:

            99.1     Company press release issued February 24, 2005.



                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GMX RESOURCES INC.


                                        By: /s/ Ken L. Kenworthy, Sr.
                                            --------------------------
                                            Ken L. Kenworthy Sr.,
                                            Chief Financial Officer


Date:  March 2, 2005
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                                INDEX TO EXHIBITS
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     99.1        Company press release issued February 24, 2005.